Exhibit 10.26

AMENDMENT TO CERTAIN OUTSTANDING LONG-TERM INCENTIVE PERFORMANCE AND PERFORMANCE STOCK UNIT AWARD AGREEMENTS UNDER THE
LOCKHEED MARTIN CORPORATION 2020 INCENTIVE PERFORMANCE AWARD PLAN
The Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation (the “Corporation”), as administrator of the Lockheed Martin Corporation 2020 Incentive Performance Award Plan (the “Plan”), approved an amendment to the terms of certain outstanding, unvested long-term incentive performance award agreements and performance stock unit award agreements granted to employees under the Plan as set forth in the table below (each, an “Affected Agreement”), in order to neutralize the impacts of unplanned debt issuances. Effective as of December 12, 2025, each of the Affected Agreements shall be amended as provided for herein (this Amendment, the “Amendment”).

Affected Agreements
Long-Term Incentive Performance Award Agreement for the 2023 – 2025 Performance Period
Performance Stock Unit Award Agreement for the 2023 – 2025 Performance Period

Capitalized terms used in this Amendment are defined in the Plan or the Affected Agreements, as applicable.
1.Section 2.2(b) of each Affected Agreement shall be restated in its entirety to read as follows:
“(b)    For any year in which the Committee determines that ROIC or Free Cash Flow is impacted by (I) unusual or non-recurring events affecting the Corporation, any Subsidiary or the financial statements of the Corporation or any Subsidiary, by items of gain, loss or expense that is extraordinary or unusual in nature or infrequent in occurrence, including but not limited to (i) the timing or recognition of a loss on a program, (ii) events or circumstances impacting a program that are outside of the Corporation’s control, or (iii) changes in applicable law or regulations; or (II) unplanned debt issuances, the Committee will adjust the Long Range Plan, actual financial results, or both, as appropriate, for the current and future periods to neutralize such impacts.”
2.In all other respects, the Affected Agreements will remain unchanged.
3.This Amendment is subject to the terms of the applicable Plan, and the applicable Plan is hereby incorporated by reference.

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